Statement of Additional Information Supplement

November 13, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 13, 2015 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 30, 2015

Advantage Portfolio

Asian Equity Portfolio

Emerging Markets Leaders Portfolio

Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Insight Portfolio

International Advantage Portfolio

International Opportunity Portfolio

Opportunity Portfolio
(the "Portfolios")

The following line is added as the last line under "Foreign Investment" to the table under the section of the Fund's Statement of Additional Information entitled "Investment Policies and Strategies" which summarize the permissible strategies and investments for the Portfolios:

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Asian Equity	Emerging Markets	Emerging Markets Leaders	Global Advantage	Global Discovery	Global Insight	Global Opportunity	International Advantage	International Opportunity
Shanghai Stock Exchange-Listed Equities via Stock Connect Program	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. EQUITY PORTFOLIOS

	Advantage	Insight	Opportunity
Shanghai Stock Exchange-Listed Equities via Stock Connect Program	✓	✓	✓

The following is added to the end of the section of the Statement of Additional Information entitled "Foreign Investment":

Shanghai-Hong Kong Stock Connect Program. The Shanghai-Hong Kong Stock Connect program ("Stock Connect") allows non-Chinese investors (such as a Portfolio) to purchase certain Shanghai Stock Exchange-listed equities via brokers in Hong Kong. Although Stock Connect is the first program allowing non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to market-wide quota limitations, which may prevent a Portfolio from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as a Portfolio) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, a Portfolio's ability to enforce its ownership rights may be negatively impacted. A Portfolio may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Portfolio will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Portfolio does not utilize a special segregated account, the Portfolio will not be sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Portfolio may use to execute trades. While a Portfolio may use special segregated accounts in lieu of the pre-trade check, many market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Please retain this supplement for future reference.